SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

John Hancock Classic Value Fund II

Dated July 1, 2006

Under the heading “BROKERAGE ALLOCATION”, the second sentence in the first paragraph has been deleted and replaced with:

The Fund’s trading practices and investments are reviewed periodically by the Sub-Adviser’s Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Sub-Adviser and quarterly by the Adviser’s Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.

35OPS	September 26, 2006